UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20579

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 22, 2021
(Date of earliest event reported)

LITTELFUSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	LFUS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to Section 8 of the Littelfuse, Inc. Corporate Governance Guidelines, Mr. John E. Major has reached the mandatory retirement age of 75, and effective April 22, 2021, following the Annual Meeting of Stockholders, has retired from the Littelfuse, Inc. (the "Company") Board of Directors (the "Board") and his position as Lead Director. Mr. Major has retired after 30 years of service as a member of the Board.

In connection with the vacancy resulting from Mr. Major's retirement from the Board, on April 22, 2021, the Board has voted unanimously to reduce the size of the Board from ten to nine directors. Additionally, Mr. William P. Noglows has been appointed to serve as the Company's Lead Director.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 22, 2021, the Company held its 2021 Annual Meeting of Stockholders. A quorum was present at the meeting as required by the Company's Bylaws. The results of voting for each matter submitted to a vote of stockholders at the meeting are as follows.

Proposal 1: Election of Directors

The nine director nominees were elected to serve as directors until the 2022 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, by the votes set forth below.

Name	For	Against	Abstain	Broker Non-Votes
Kristina A. Cerniglia	22,502,318	159,115	9,187	956,470
Tzau-Jin Chung	21,789,814	861,387	19,419	956,470
Cary T. Fu	22,503,908	157,272	9,440	956,470
Maria C. Green	22,549,778	111,682	9,160	956,470
Anthony Grillo	21,968,499	682,969	19,152	956,470
David W. Heinzmann	22,255,434	406,157	9,029	956,470
Gordon Hunter	21,332,975	826,443	511,202	956,470
William P. Noglows	19,955,759	2,203,346	511,515	956,470
Nathan Zommer	22,178,527	482,695	9,398	956,470

Proposal 2: Advisory Vote on Compensation of Named Executive Officers

The stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers, by the votes set forth below.

For	Against	Abstain	Broker Non-Votes
20,444,555	1,716,540	509,525	956,470

Proposal 3: Approval and Ratification of the Appointment of Grant Thornton LLP as the Company's Independent Auditors

The appointment of Grant Thornton LLP as the Company's independent auditors for the 2021 fiscal year ending January 1, 2022 was approved and ratified, by the votes set forth below.

For	Against	Abstain
23,587,586	25,622	13,882

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Littelfuse, Inc.

Date: April 23, 2021	By: /s/ Ryan K. Stafford
Ryan K. Stafford Executive Vice President, Chief Legal and Human Resources Officer & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

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